                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports and to all references to our firm in or made part of this registration statement.



                                                            ARTHUR ANDERSEN LLP



Philadelphia, Pa.,
June 30, 1999